CONTRACT FOR ALASKA ACCESS SERVICES


This Agreement is entered into this 12th day of March, 2002 between Sprint Communications Company L.P., a Delaware Limited Partnership, (hereinafter referred to as "Sprint") and General Communication, Inc. and its wholly owned subsidiary GCI Communication Corp., Alaska corporations (together "GCI"). This Agreement will be effective beginning with the April 2002 usage period.

                                   Background

1. GCI currently carries Sprint interstate measured telephone service ("MTS") traffic to and from the State of Alaska.

2. GCI currently carries Sprint private lines to, from, and within the State of Alaska.

3. Upon this Agreement becoming effective with the April 2002 usage period, previous agreements between the parties for the Sprint Traffic will be terminated and superseded by this Agreement.

                                    Agreement

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GCI and Sprint agree as follows:

1.       DEFINITIONS

         (A) Alaska Average Terminating and Originating Access Costs: Blended per minute rates calculated by computing GCI's average interstate terminating and originating access rates for each of the companies listed below, and then averaging those rates weighted by the percentage of total GCI terminating and originating access to each company. For each company the average terminating and originating interstate rate will be calculated using a ******** mile transport element. For the ******** year of this Agreement, the access rates for each company shall be weighted as indicated below to produce the final blended rates that are the Alaska Average Terminating and Originating Access Costs, respectively.

                  ACS-Anchorage                               ********%
                  ACS-Northland                               ********%
                  Matanuska Telephone Assoc.                  ********%
                  GCI Comm                                    ********%
                  ACS-Fairbanks                               ********%
                  ACS-Alaska                                  ********%
                  AT&T Wireless Services                      ********%
                  Alaska Telephone Co.                        ********%
                  Ketchikan Public Utilities                  ********%

[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


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                  United Utilities Inc                        ********%
                  Mactel Cellular                             ********%
                  OTZ Coop                                    ********%
                  Copper Valley Telephone                     ********%
                  Mukluk Telephone Co.                        ********%
                  AT&T Alascom                                ********%
                  Pacificom-Alasaka LLS                       ********%
                  Cordova Telephone                           ********%
                  Interior Telephone Co.                      ********%
                  Arctic Slope Telephone                      ********%
                  Rest of State-NECA                          ********%

               Annually if the option contained in either Section 2.B.(2) or 2.B.(3) or both is elected by GCI, GCI shall update the percentages, using ******** terminating and originating minutes, used in calculating the Alaska Average Terminating and Originating Access Costs based upon the percentage of GCI's total billed terminating and originating access minutes for each Alaska exchange company.

         (B) Sprint Alaska Originated Traffic: All Sprint MTS traffic, other than 800 and 900 traffic, which originates where GCI has facilities in Alaska and is delivered to Sprint in Seattle for termination outside Alaska.

         (C) ********: All Sprint 800 and 900 traffic which originates in Alaska and terminates outside of Alaska.

         (D) ********: All Sprint MTS traffic which originates outside of Alaska and terminates in Alaska.

         (E) Sprint Alaska ******** Service: All Sprint private line requirements where one or more termination points reside within the State of Alaska.

         (F) Sprint Traffic: ********, ********, and Sprint Alaska ******** Service.

         (G)   POP: Point of Presence.

         (H) Effective ******** Rate: This rate per minute is derived by ******** the "Alaska ******** Contract Credit" from the monthly billed amount on the ******** invoice, and ******** the ******** by the ******** minutes.

         (I) Effective ******** Rate: This rate per minute is derived by ******** the "Alaska ******** Contract Credit" from the monthly billed amount on the ******** invoice, and ******** the ******** by the ******** minutes.

[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


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2.       TRAFFIC SERVICES, CHARGES AND STANDARDS

         (A) Traffic Services. Sprint will utilize the transmission services of GCI for all Sprint Traffic and GCI will transmit Sprint Traffic as follows:

               1. Sprint Alaska Originated Traffic. GCI will receive Sprint
                  Alaska Originated Traffic and deliver it to Sprint in Seattle, Washington.

               2. ********. GCI will receive ******** and deliver it to Sprint in Seattle, Washington.

               3. ********. Sprint will deliver ******** to the GCI POP in
                  Seattle, Washington. GCI shall route all ******** received at the POP to the appropriate destination in Alaska.

               4. Sprint Alaska ******** Service. GCI shall interconnect with
                  Sprint at the GCI POP in Seattle, Washington. GCI shall provide the required bandwidth to the Alaska destination and coordinate the connection to the customer location.

               5. Sprint Alaska Directory Assistance. Sprint will deliver Sprint
                  Alaska Directory Assistance traffic to GCI POP in Seattle, Washington. GCI shall route Sprint Alaska Directory Assistance traffic to the appropriate Alaska directory assistance provider.

         (B) Charges. GCI shall charge and Sprint shall pay for services provided by GCI under this section as follows:

               1. Sprint Alaska Originated Traffic. GCI and Sprint agree to work toward a mutually satisfactory arrangement if Sprint requires Alaska MTS origination.

               2. ********. ******** (except for Sprint Alaska Originated
                  Traffic) shall be charged at the following rates per minute in the appropriate periods:

                  Date                               Rate in Dollars
                  ----                               ---------------
                  ********                           ********
                  ********                           ********
                  ********                           ********
                  ********                           ********
                  ********                           ********
                  ********                           ********

                  There shall be no ********. ******** shall pay the ******** and all ******** charges for ********. Any query charges associated with the routing of ********, due to FCC Docket #86-10, will be passed on to ********.

[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


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                  In accordance with FCC rules regarding per-call compensation for coinless payphone calls (Second Order on Reconsideration in FCC Docket #96-128), as first-switch interexchange carrier, GCI may be obligated to pay per-call compensation for payphone-originated, coinless calls. Where it is so obligated by law, GCI may assess a $******** surcharge on ******** for each compensable payphone call.

                  In no event will the payphone surcharge be higher than $******** above the applicable per-call compensation for payphone-originated coinless calls, as set by the FCC.

                  The surcharge shall not apply to calls for which Sprint certifies that it or a reseller or customer of Sprint has direct or indirect arrangements for payphone compensation with the payphone owner or its designated agent ("PSP") and for which Sprint provides GCI with adequate identification of covered telephone numbers.

                  For calls routed to platform numbers, whether those of Sprint or a reseller or customer of Sprint, answer supervision received by GCI may not accurately indicate whether a dial-around payphone call is completed to the called party and therefore compensable to the PSP. For such platform calls, at Sprint's option, GCI shall assess surcharges only on calls Sprint identifies to GCI as completed to the called party. Sprint, in a mutually agreed computer readable format, shall provide GCI with adequate identification of such platform telephone numbers and appropriate reporting to document completion of those dial-around calls, for timely reporting by GCI to the PSPs

                  If GCI or Sprint determines they have both paid payphone compensation for the same calls, or that payphone compensation has been paid for noncompensable calls, GCI and Sprint agree to cooperate to resolve the discrepancy and process appropriate refund requests. GCI agrees to credit Sprint for amounts surcharged in error.

                  GCI and Sprint shall cooperate with each other, and agree to make records available (subject to reasonable confidentiality guarantees, where appropriate) to verify proper and timely reporting, payment, and billing for payphone originated dial-around calls and to help manage questions or disputes raised by payphone owners or their agents. The parties acknowledge that FCC requirements and industry practices for per-call compensation for coinless payphone calls may change during the term of the Agreement. Either party may reopen this provision of the Agreement, upon thirty days written notice, to renegotiate in light of changes in applicable FCC rules or common industry practices thereunder.

                  GCI Option. If the Effective Sprint Southbound Rate becomes less than the ******** $********, GCI may, at its option, increase the rates contained in this subsection to a level where the Effective Sprint Southbound Rate is ******** to the ******** $******** . GCI will provide 30 days written notification to Sprint prior to the implementation of this option.

[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


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               3. ********. ********shall be charged at the following rates per minute in the appropriate period:

                     Date                               Rate in Dollars
                     ----                               ---------------
                     ********                           ********
                     ********                           ********
                     ********                           ********
                     ********                           ********
                     ********                           ********


                  There shall be no ********. ********shall pay the ********and all ******** charges for the ********of ********.

                  GCI Option. If the Effective Sprint Northbound Rate becomes less than the ******** $********, GCI may, at its option, increase the rates contained in this subsection to a level where the Effective Sprint Southbound Rate is ******** to the ******** $********. GCI will provide 30 days written notification to Sprint prior to the implementation of this option.

               4. Sprint Alaska ******** Service. GCI shall charge Sprint it's best available ******** term rate for the ******** requested from all points in Alaska. Each month GCI will calculate the total ******** Sprint Alaska ******** Service charges for all ******** requirements of ******** and below. A ********%
                  credit will be calculated. ******** of the credit will be applied to the following month's ******** invoice, and identified as, "Alaska ******** Contract Credit". This credit amount will be used to establish an Effective Sprint Northbound Rate. ******** of the credit will be applied to the following month's ******** invoice, and identified as, "Alaska ******** Contract Credit". This credit amount will be used to establish an Effective Sprint Southbound.

               5. Sprint Alaska Directory Assistance. GCI shall charge $********
                  for each Sprint Alaska Directory Assistance call.


         (C) Billing. GCI will bill Sprint for the services outlined in this Agreement monthly, in a format acceptable to Sprint and containing sufficient detail for Sprint to properly validate the bill. Sprint will pay all non-disputed amounts within ******** of the receipt of the invoice(s).

[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


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         (D)   Timing of Calls. Unless an applicable tariff otherwise provides, the time of the message billing begins with trunk seizure in the case of subsections B (1) and B (2) and answer in the case of B
               (3) and ends with disconnect.

         (E) Most Favored Customer. The overall pricing, for all combined services, that GCI charges Sprint will be as low as any other overall combined pricing offered to another customer for similar services and similar volumes during the term of this Agreement.

         (F) Network Performance Standards. Each party will ensure that the industry standards pertaining to the transmission and delivery of traffic are maintained at all times. GCI shall guarantee the performance of ******** bps modems for facilities under its control. Voice compression will be engineered to provide freeze-out ratio less than ********%. GCI will provide its best efforts to route Sprint Traffic on terrestrial facilities when they are available. Sprint Traffic will be subject to the same capacity constraints, satellite routing, and compression standards as GCI, or any of GCI's other inter-exchange carrier customers. GCI will restore Sprint Traffic within the same time as GCI uses to restore its own traffic. Satellite transmission will be used to provide restoral services during extended outages.

         (G) Annual Meetings and Price Adjustments. Both parties agree to meet and review the Alaska competitive access market on an annual basis beginning in January 2003. The meeting time and place will be mutually agreed upon.

               If a GCI ******** a ******** or ******** to Sprint for comparable service and for all ********, it will be disclosed to GCI. If GCI does not ******** to ******** or ******** the ********, then
               Sprint may terminate its commitment in Section 2 to ******** for ******** by ********. If Sprint exercises this right, ******** described in Section 4 will be forfeited.

3.       TERM

         Term. All services provided in this Agreement shall be for a term of five (5) years beginning on April 1, 2002 and ending March 31, 2007. The term shall be automatically extended for two (2) one (1) year periods through and including March 31, 2009 unless either party elects to cancel the renewal by providing written notice of non-renewal at least 180 days prior to the commencement of any renewal period.

[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


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4.       ********

         ********. Sprint will receive an ******** $******** to execute this Agreement under the above terms and conditions if this Agreement is ********. The ******** will be ******** $******** in each of the first
         ******** years and appear as a credit on ******** invoices presented to Sprint in ********. The ******** year ******** $******** will be paid upon ******** of ********, and appear as a credit on Sprint's ******** invoice. The ******** installments of the ******** are ******** minutes ********. The 2001 4th Quarter ******** minutes annualized is ******** minutes. The ******** year ******** $******** will appear as a ********
         on the ******** invoice if the ******** minutes for ******** are ******** minutes. The ******** year ******** $******** will appear as a
         ******** on the ******** invoice if the ******** minutes for ********
         are ******** minutes.

5.       DEFAULT AND REMEDY

         (A) Events of Default. A party shall be in default upon the occurrence of any of the following:

               1. The party shall have failed to make any payment when due, coupled with its failure to remedy nonpayment within thirty days after receipt of written notice thereof from the other party.

               2. The party shall have failed to perform its obligations under section 2 coupled with failure to remedy nonperformance within thirty days after receipt of written notice thereof from the other party.

               3. The party shall not have paid, or shall have admitted in writing its inability to pay, its debts as it matures or shall have applied for, consented to or acquiesced in the appointment of a trustee or receiver for any part of its property, or shall have authorized any such action; or in the absence of any such application, consent or acquiescence a trustee or receiver shall have been appointed for a party or for the substantial part of its property and shall not have been discharged within sixty (60) day; or any bankruptcy or insolvency law or any dissolution or liquidation proceeding shall have been instituted by the party or, if instituted against the party, shall not have been dismissed within a period of sixty (60) days.

[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


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         (B)   Consequences of Default and Remedies. In the event of default, the non defaulting party shall have the right, immediately upon written notice to the defaulting party, to terminate this Agreement without further liability, including monetary early termination charges, except for obligations incurred prior to the termination date. In addition, the non defaulting party shall have the option and may exercise the dispute resolution outlined in Section 5 (C), below.

         (C) Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. One arbitrator shall be named by GCI and one arbitrator shall be named by Sprint. A third arbitrator shall be named by the two arbitrators so chosen, or if they cannot agree, the third arbitrator shall be an expert in the field of telecommunications named by the American Arbitration Association. Both parties shall be required to name arbitrators within twenty (20) days after the one party has given notice of intent to arbitrate. Awards shall be made by the majority decision of the arbitrators provided, however, that if a majority decision cannot be reached, the independent arbitrator chosen by the party-designated arbitrators or the American Arbitration Association shall decide the case.

6.       MISCELLANEOUS

         (A)   Force majeure, Change in Law or Regulation

               1. Neither party shall be liable for failure to perform hereunder due to any contingency beyond its reasonable control, including acts of God, fires, floods, earthquakes, volcanic eruptions, wars, sabotage, accidents, labor disputes or shortages, government laws, ordinances, rules and regulations whether valid or invalid, inability to obtain material, equipment or transportation, defective equipment and any other similar or different contingency. The party whose performance is prevented by any such contingency shall have the right to omit during the period of such contingency all or any portion of the service deliverable during such period.

               2. If substantial change in law or regulation occurs materially affecting the services, charges or other requirements and conditions of this Agreement to the degree that one or both of the parties are materially and adversely affected, the parties shall negotiate amendments to the Agreement to restore the parties to substantially the same position as if the law or regulatory change had not occurred. In the event that this Agreement cannot be changed to restore the parties substantially to the status quo ante, either party may terminate this Agreement.


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         (B)   Modifications, Consents, and Waivers. No failure or delay on the part of either party in exercising any power or right hereunder or under another document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or future exercise thereof or the exercise of any other right or power. No amendment, modification or waiver of any provision of this Agreement or the other documents, nor consent to any departure by the party therefrom shall be effective only in the specific instance and for the purpose for which given. Except as otherwise provided in any document, no notice to or demand on a party in any case shall entitle that party to any other or future notice or demand in similar or other circumstances.

         (C) Notices. Unless otherwise provided herein, all notices concerning this Agreement shall be deemed given on the day telecopied with hard copy mailed follows:

                  If to Sprint:
                  Sprint Communications Company
                  Attn: ********
                  7171 W. 95th Street
                  Overland Park, KS 66212

                  With a copy to Attn.: ********
                  Facsimilie:

                  If to GCI:
                  General Communication, Incorporated
                  2550 Denali Street, Suite 1000
                  Anchorage, AK 99503
                  Attn: General Manager

                  With a copy to Attn.: General Manager and Vice President, Wholesale and Long Distance
                  Facsimilie: (907) 777-6292

                  A party may change the address, person, and facsimilie number by written notice to the other party.

[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


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         (D)   Confidentiality. Neither party shall disclose to any third party during the service term and any renewal period, or during the three (3) year period immediately following receipt of service under this Agreement, any of the terms and conditions set forth in this Agreement without the prior written consent of the other party, unless such disclosure is required to be disclosed by law or is necessary in any legal proceeding establishing the rights and obligations under this Agreement.

         (E) Rule of Construction. All parties to this Agreement have been represented by separate counsel, or have been afforded the opportunity thereof, and all terms and conditions herein have been negotiated at arms' length. Given the above and the consideration provided within this document, the rule of strict construction, which constues the document against the drafter, is waived in its entirety by all parties and shall not apply.

         (F) Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that the parties may not assign or transfer any part of this Agreement hereunder without the other party's prior written consent except to a parent subsidiary or affiliate under control of the party.


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         (G)   Entire Agreement. This Agreement and the other documents
               described herein set forth the entire Agreement between the parties supersedes all prior communications and understandings of any nature and may not be supplemented or altered orally. In the event if a conflict between the provisions of this Agreement and any of the other documents, the provisions of this Agreement shall control

         (H) Governing Law. This Agreement and other documents shall be deemed to be contracts under the laws of the State of Kansas and for all purposes shall be construed in accordance with and governed by the laws of said State.

         (I) Headings. Articles and section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

         (J) Execution in Counterparts. This Agreement may be executed by the parties hereto individually or in separate counterparts, each of which shall be an original and all of which taken together constitutes one and the same document.

                  This  Agreement executed as of the date set forth above.



                                    SPRINT COMMUNICATIONS COMPANY L.P.

                                    By: /s/

                                    Printed Name: James D. Patterson

                                    Title: Vice President, Access Management



                                    GCI COMMUNICATION CORPORATION

                                    By: /s/

                                    Printed Name: Richard Westlund

                                    Title: V.P./G.M. Long Distance/Wholesale



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